UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 11, 2004
                  ------------------------------------------
                       (Date of earliest event reported)


                            AMERICAN BILTRITE INC.
       ----------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-4773                   04-1701350
----------------------------     ---------------------      ------------------
 (State or other Jurisdiction    (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)




          57 River Street, Wellesley Hills, Massachusetts 02481-2097
      ------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (781) 237-6655
          -----------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of
---------     Directors; Appointment of Principal Officers.


(d)

         On September 11, 2004, the Board of Directors (the "Board") of American Biltrite Inc. (the "Company") elected Leo R. Breitman as a director of the Company to fill a newly created vacancy on the Board (see Item 5.03(a), below).


Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in
---------     Fiscal Year.


(a)

         On September 11, 2004, the Board adopted an amendment to the Company's By-laws (the "By-laws") to increase the number of directors from ten to eleven. This increase created a vacancy on the Board, which the Board filled by electing a new member to the Board to fill such vacancy (see Item 5.02(d), above). The amendment was effective as of its adoption on September 11, 2004. The full text of the amendment to the By-laws is attached as Exhibit
3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
--------


(c) Exhibits.


Exhibit 3.1 Amendment to the By-laws of American Biltrite Inc, adopted on September 11, 2004.



                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 14, 2004            AMERICAN BILTRITE INC.



                                     By:  /s/ Howard N. Feist III
                                          ---------------------------------
                                          Name:  Howard N. Feist III
                                                 Title:  Chief Financial Officer

EXHIBIT INDEX



Exhibit
Number                          Description
-------                         -----------

3.1 Amendment to the By-laws of American Biltrite Inc, adopted on September 11, 2004